Exhibit 4.2

Execution Version

GOSSAMER BIO, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

July 20, 2018

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Schedule A - Schedule of Investors

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AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of July 20, 2018, by and among Gossamer Bio, Inc., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”, and each of the stockholders listed on Schedule B hereto, each of whom is referred to herein as a “Key Holder”.

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series Seed Preferred Stock, par value $0.0001 per share (the “Series Seed Preferred Stock”), and/or Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), and possess registration rights, information rights, rights of first offer, and other rights pursuant to that certain Investors’ Rights Agreement dated as of January 4, 2018, by and among the Company and such Existing Investors (as amended from time to time, the “Prior Agreement”);

WHEREAS, the Existing Investors are holders of at least sixty percent (60%) of the Registrable Securities (as defined in the Prior Agreement), and desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement; and

WHEREAS, certain of the Investors are parties to that certain Series B Preferred Stock Purchase Agreement of even date herewith by and among the Company and such Investors (as may be amended from time to time, the “Purchase Agreement”), under which certain of the Company’s and such Investors’ obligations are conditioned upon the execution and delivery of this Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1.    Definitions. For purposes of this Agreement:

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the terms “controlling,” “controlled by,” or “under common control with” shall mean the possession, directly or indirectly, of (i) the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise, or (ii) the power to elect or appoint at least 50% of the directors, managers, general partners, or Persons exercising similar authority with respect to such Person. In relation to Hillhouse, the term “Affiliate” includes all investment funds, Persons or accounts directly or indirectly under the management of or advised by Hillhouse Capital Management, Ltd. or any of its Affiliates.

“ARCH” means ARCH Venture Partners IX, L.P.

“Certificate of Incorporation” means the Company’s Certificate of Incorporation, as the same may be amended from time to time.

“Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

“Competitor” means, as of any date, a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the business conducted or proposed to be conducted by the Company on such date, but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than thirty percent (30)% of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the board of directors of any Competitor. Notwithstanding the foregoing, for as long as (i) a principal of Omega (as defined below) has the right to serve as a director of the Company, Omega shall not be deemed a Competitor, (ii) a principal of ARCH (as defined above) has the right to serve as a director of the Company, ARCH shall not be deemed a Competitor, and (iii) Hillhouse (as defined below) holds shares of the Company, Hillhouse shall not be deemed a Competitor.

“Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“GAAP” means generally accepted accounting principles in the United States.

“Hillhouse” means HH Goss Holdings LLC.

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“Holder” means any holder of Registrable Securities who is a party to this Agreement.

“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

“Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

“IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

“Key Employee” means any executive-level employee (including, division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Company Intellectual Property (as defined in the Purchase Agreement).

“Key Holder Registrable Securities” means (i) the shares of Common Stock held by the Key Holders, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares.

“Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 3,000,000 shares of Preferred Stock or Common Stock issued on conversion thereof, as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof.

“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

“Omega” means Omega Fund V, L.P.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Preferred Directors” means the Series A Directors and the Series B Director.

“Preferred Stock” means collectively, Series B Preferred Stock, Series A Preferred Stock and Series Seed Preferred Stock.

“Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; (iii) the Key Holder Registrable Securities, provided, that such Key Holder Registrable Securities shall not be deemed Registrable Securities and the Key Holders shall not be deemed Holders for purposes of Subsections 2.1, 2.10, 3.1, 3.2, 4.1 and 6.6; and (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in

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a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

“Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

“Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

“SEC” means the Securities and Exchange Commission.

“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

“Series A Director” means any director of the Company that the holders of record of the Series A Preferred Stock are entitled to elect pursuant to the Company’s Certificate of Incorporation.

“Series B Director” means any director of the Company that the holders of record of the Series B Preferred Stock are entitled to elect pursuant to the Company’s Certificate of Incorporation.

“Series A Preferred Stock” means the shares of Series A Preferred Stock, $0.0001 par value per share, of the Company.

“Series B Preferred Stock” means the shares of Series B Preferred Stock, $0.0001 par value per share, of the Company.

“Series Seed Preferred Stock” means the shares of Series Seed Preferred Stock, $0.0001 par value per share, of the Company.

2.    Registration Rights. The Company covenants and agrees as follows:

2.1    Demand Registration.

(a)    Form S-1 Demand. If at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Major Investors holding at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least fifty percent (50%) of the Registrable Securities then outstanding (or a

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lesser percent if the anticipated aggregate offering price, net of Selling Expenses, would exceed $10 million), then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within ninety (90) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b)    Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Major Investors holding at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c)    Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors (the “Board”) it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than sixty (60) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such sixty (60) day period other than an Excluded Registration.

(d)    The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration,

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provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

2.2    Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3    Underwriting Requirements.

(a)    If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b)    In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity, if

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any, as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c)    For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4    Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to one hundred eighty (180) days to the extent necessary to keep the registration statement effective until all such Registrable Securities are sold;

(b)    prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

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(c)    furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)    use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)    use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)    promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)    notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j)    after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5    Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the

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Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6    Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel, not to exceed $40,000 per registration, for the selling Holders selected by the Holders of a majority of the Registrable Securities to be registered (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the financial condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8    Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a)    To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the

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Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)    Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d)    To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in

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any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)    Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9    Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)    make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b)    use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least sixty-five percent (65%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included;

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or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 6.9.

2.11    “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period (the “Lock-up Period”) not to exceed one hundred eighty (180) days, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 (a) shall apply only to the IPO (but, for the avoidance of doubt, shall not apply to shares acquired by the Holder in the IPO; provided that upon a transfer of such shares, no public disclosure or filing under the Exchange Act by, in the case of a sale into the market, the Holder, and in the case of all other types of transfers, any party to the transfer shall be required, or made voluntarily, during the Lock-up Period), (b) shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, (c) shall not apply to the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (d) shall not apply, in the case of a Holder that is an entity, to the transfer of any shares to an Affiliate of such Holder or any of the Holder’s stockholders, members, partners or other equity holders, provided that such Affiliate, stockholder, member, partner or other equity holder agrees to be bound in writing by the restrictions set forth herein and no public disclosure or filing under the Exchange Act by any party to the transfer (the Holder, Affiliate, stockholder, member, partner or other equity holder ) shall be required, or made voluntarily, during the Lock-up Period, and (e) shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company obtains a similar agreement from all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all directors, officers, and Holders owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) subject to such agreements, based on the number of shares subject to such agreements, except that, notwithstanding the foregoing, the Company and the underwriters may, in their sole discretion, waive or terminate these

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restrictions with respect to up to one percent (1%) of the Company’s then outstanding shares of the Common Stock.

2.12    Restrictions on Transfer.

(a)    The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b)    Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c)    The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the

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notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; or (z) in any transaction in which such Holder transfers Restricted Securities by gift, will or intestate succession to his or her Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13    Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a)    the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation;

(b)    such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(c)    the fifth anniversary of the IPO.

3.    Information and Observer Rights.

3.1    Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board has not reasonably determined that such Major Investor is a Competitor:

(a)    as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined in Subsection 3.1(e)) for such year, with an explanation of any material differences between such amounts and a schedule as to the sources and applications of funds for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of recognized standing selected by the Board; provided, however, the obligation to deliver such financial statements shall be suspended until the completion of the fiscal year ended December 31, 2018; provided further that the obligation that such financial statements be audited and certified may be waived by the Board (including a majority of the Preferred Directors, which majority includes the Series B Director), or the Requisite Holders (as such term is defined in the Certificate of Incorporation);

(b)    as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that

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such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c)    as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct;

(d)    as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(e)    as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

(f)    such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2    Inspection. The Company shall permit each Major Investor (provided that the Board has not reasonably determined that such Major Investor is a Competitor), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the

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Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3    Observer Rights. As long as Hillhouse owns not less than twenty percent (20%) of the shares of Series B Preferred Stock it is purchasing under the Purchase Agreement (or an equivalent amount of Common Stock issued upon conversion thereof), the Company shall invite a representative of Hillhouse to attend all meetings of the Board in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors: provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Investor or its representative is a Competitor of the Company.

3.4    Termination of Information, Inspection and Observer Rights. The covenants set forth in Subsections 3.1, 3.2 and 3.3 shall terminate and be of no further force or effect (i) immediately before the consummation of a Qualified IPO, as such term is defined in the Company’s Certificate of Incorporation, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, whichever event occurs first.

3.5    Confidentiality; Name Use.

(a)    Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.5 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company if such person is bound by an ethical duty to keep such information confidential or such person is bound by a confidentiality agreement with terms no less restrictive than, or otherwise agrees to be bound by the provisions, contained in this Subsection 3.5; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Subsection 3.5; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

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(b)    Without the prior written consent of Hillhouse, none of the parties hereto shall use, publish, reproduce, or refer to the name of Hillhouse and/or controlling persons, or the name “Hillhouse,” “ 高瓴,” “Gaoling,” “Lei Zhang” or any similar name, trademark or logo in any documents or materials, including for marketing or other purposes.

3.6    “Bad Actor” Covenant. In the event the Company proposes an offering of its securities in reliance on Rule 506 of the Securities Act, the Company intends to conduct an inquiry of all Investors that beneficially own 20% or more of the Company’s then outstanding voting equity securities, calculated on the basis of voting power (each, a “20% Holder”), as to whether any 20% Holder or any Rule 506(d) Related Party of such 20% Holder is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act (each, a “Bad Actor”). Each Stockholder hereby agrees that it shall provide information reasonably requested by the Company in order to conduct its inquiry within five (5) business days after the date of the Company’s request therefor or as otherwise mutually agreed between such Stockholder and the Company. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

4.    Rights to Future Stock Issuances.

4.1    Right of First Offer.

(a)    Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor and LPE II (“LPE II” and each Major Investor and LPE II, a “Preemptive Rights Holder”). A Major Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself and (ii) its Affiliates; provided that each such Affiliate (x) is not a Competitor, unless such party’s purchase of New Securities is otherwise consented to by the Board, and (y) agrees to enter into this Agreement and each of the Voting Agreement and Right of First Refusal and Co-Sale Agreement (as such terms are defined in the Purchase Agreement), as an “Investor” under each such agreement (provided that any Competitor shall not be entitled to any rights as a Major Investor or Preemptive Rights Holder under Subsections 3.1, 3.2 and 4.1 hereof).

(b)    The Company shall give notice (the “Offer Notice”) to each Preemptive Rights Holder, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(c)    By notification to the Company within twenty (20) days after the Offer Notice is given, each Preemptive Rights Holder may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Preemptive Rights Holder (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Preemptive Rights Holder) bears to the total Common Stock of the Company then held by all Preemptive Rights Holders (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by all Preemptive Rights Holders). At the expiration of such twenty (20) day period, the Company shall promptly notify each Preemptive Rights Holder that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Preemptive Rights Holder’s failure to do likewise. During the ten (10) day period commencing

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after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Preemptive Rights Holders were entitled to subscribe but that were not subscribed for by the Preemptive Rights Holders which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares, or such greater amount of such New Securities as may be available as a result of any Fully Exercising Investor not fully exercising their right to acquire additional New Securities. The closing of any sale pursuant to this Subsection 4.1(c) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c) or such later date as is reasonably required to obtain any required regulatory approvals.

(d)    If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(c), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(c), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Preemptive Rights Holders in accordance with this Subsection 4.1.

(e)    The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Company’s Certificate of Incorporation); (ii) shares of Series B Preferred Stock issued pursuant to the Purchase Agreement; and (iii) shares of Common Stock issued in the IPO.

(f)    The rights provided in this Subsection 4.1 may not be assigned or transferred by LPE II.

4.2    Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the Qualified IPO (as defined in the Certificate of Incorporation), (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, whichever event occurs first.

5.    Additional Covenants.

5.1    Insurance. The Company shall use its commercially reasonable efforts to maintain, from financially sound and reputable insurers Directors and Officers liability insurance and term “key-person” insurance on Faheem Hasnain and Sheila Gujrathi, each in an amount and on terms and conditions satisfactory to the Board of Directors until such time as the Board of Directors determines that such insurance should be discontinued. The key-person policy shall name the Company as loss payee, and neither policy shall be cancelable by the Company without prior approval by the Board of Directors, including a majority of the Preferred Directors (which majority shall include the Series B Director), or prior approval by the Requisite Holders. Each Key Holder hereby covenants and agrees that, to the extent such

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Key Holder is named under such key-person policy, such Key Holder will execute and deliver to the Company, as reasonably requested, a written notice and consent form with respect to such policy. Notwithstanding any other provision of this Section 5.1 to the contrary, for so long as a Preferred Director is serving on the Board of Directors, the Company shall not cease to maintain a Directors and Officers liability insurance policy in the amount of the initial policy approved by the Board of Directors unless approved by such Preferred Director.

5.2    Employee Agreements. The Company will cause (i) each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement; and (ii) each Key Employee to enter into a one (1) year nonsolicitation agreement, substantially in the form approved by the Board. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of the Board, including a majority of the Preferred Directors (which majority shall include the Series B Director), or the consent of the Requisite Holders.

5.3    Employee Stock. Unless otherwise approved by the Board, including a majority of the Preferred Directors (which majority shall include the Series B Director), or by the Requisite Holders, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months, and (ii) a market stand-off provision substantially similar to that in Subsection 2.11. In addition, unless otherwise approved by the Board, including a majority of the Preferred Directors (which majority shall include the Series B Director), or by the Requisite Holders, the Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4    Matters Requiring Investor Director Approval. So long as either (x) the holders of Series A Preferred Stock are entitled to elect one or more Series A Directors or (y) the holders of the Series B Preferred Stock are entitled to elect one or more Series B Directors, the Company hereby covenants and agrees with each of the Investors that it shall not, nor shall it permit any subsidiary of the Company to, without approval of the Board, which approval must include the affirmative vote of a majority of the Preferred Directors (which majority shall include a Series B Director), or the approval of the Requisite Holders:

(a)    make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b)    make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, in excess of $100,000 (in the case of individuals) or $500,000 (in the case of Persons that are not individuals), except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board;

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(c)    guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness of any third party, except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d)    make any investment inconsistent with any investment policy approved by the Board;

(e)    incur any aggregate indebtedness in excess of $500,000 that is not already included in a budget approved by the Board, other than trade credit incurred in the ordinary course of business;

(f)    enter into or be a party to any transaction with any stockholder, director or officer of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person, except for transactions contemplated by this Agreement and the Purchase Agreement or transactions (including agreements related to the compensation of the Company’s executive officers) made in the ordinary course of business upon fair and reasonable terms that are approved by a majority of the disinterested members of the Board;

(g)    increase the shares of Common Stock reserved for issuance under the Company’s equity incentive plan or adopt any other equity incentive plan;

(h)    hire or terminate the chief executive officer;

(i)    enter into any corporate strategic relationship involving the payment, contribution, or assignment of money or assets which exceeds $5,000,000 in any single transaction or in the aggregate ten percent (10%) of the aggregate value of the Company’s net assets on a consolidated basis in any consecutive twelve-month period;

(j)    sell, lease, transfer, exclusively license or otherwise dispose of material assets and/or intellectual property of the Company or its subsidiaries, in one or a series of related transactions, the aggregate value of which exceeds $5,000,000 in any single transaction or in the aggregate ten percent (10%) of the aggregate value of the Company’s net assets on a consolidated basis in any consecutive twelve-month period;

(k)    acquire (by merger or stock or asset purchase or otherwise) any Person, business or asset in one or a series of related transactions, the aggregate value of which exceeds $5,000,0000 in any such one or series of related transactions or in the aggregate ten percent (10%) of the aggregate value of the Company’s net assets on a consolidated basis in any consecutive twelve-month period;

(l)    make any material change in the business plan or business scope;

(m)    settle any material litigation, arbitration or legal disputes;

(n)    appoint or remove the Company’s auditor or change materially in accounting policies and standards, including financial year or tax year of the Company;

(o)    effect any single capital expenditure, the value of which exceeds $5,000,000 in any single transaction or in the aggregate ten percent (10%) of the aggregate value of the Company’s net assets in any fiscal year; or

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(p)     enter into an agreement to do any of the foregoing.

For purposes of this Section 5.4, the value of any net assets shall be the value as determined by the Company in good faith. Upon the request of any Investor, the Company shall provide such Investor with reasonable written documentation supporting the basis of such determination of value, and provide such Investor with reasonable access to the personnel, properties, books and records of the Company for the purpose of evaluating the foregoing determination. If such Investor raises any reasonable objections to the foregoing determination, the Company shall consider in good faith such objections and make such revisions to the final determination of value as may be mutually agreed between the Company and such Investor. Notwithstanding anything to the contrary in this Section 5.4, such approval of the Board or the Requisite Holders shall not be required with respect to actions contemplated by any agreements entered into between the Company and its stockholder(s) on or prior to the date hereof.

5.5    Board Matters. Unless otherwise determined by the vote of a majority of the directors (which majority shall include a Series B Director) then in office, the Board shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board. The Company shall cause to be established, as soon as practicable after such request, and will maintain, an audit committee and a compensation committee, each of which shall consist solely of non-management directors. So long as ARCH is entitled to designate at least one (1) Series A Director, ARCH shall have the option to include at least one (1) director designated by it under the Voting Agreement on each committee of the Board. So long as Omega is entitled to designate at least one (1) Series A Director, Omega shall have the option to include at least one (1) director designated by it under the Voting Agreement on each committee of the Board. So long as Hillhouse is entitled to designate at least one (1) Series B Director, Hillhouse shall have the option to include at least one (1) director designated by it under the Voting Agreement on each committee of the Board.

5.6    Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

5.7    Expenses of Counsel. In the event of a transaction which is a Sale of the Company (as defined in the Voting Agreement), the reasonable fees and disbursements of one counsel for the Investors (“Investor Counsel”), in their capacities as stockholders, shall be borne and paid by the Company, which amount shall not exceed $100,000. At the outset of considering a transaction which, if consummated would constitute a Sale of the Company, the Company shall obtain the ability to share with the Investor Counsel (and such counsel’s clients) and shall share the confidential information (including, without limitation, the initial and all subsequent drafts of memoranda of understanding, letters of intent and other transaction documents and related noncompete, employment, consulting and other compensation agreements and plans) pertaining to and memorializing any of the transactions which, individually or when aggregated with others would constitute the Sale of the Company. The Company shall be obligated to share (and cause the Company’s counsel and investment bankers to share) such materials when distributed to the Company’s executives and/or any one or more of the other parties to such transaction(s). In the event that Investor Counsel deems it appropriate, in its reasonable discretion, to enter into a joint defense agreement or other arrangement to enhance the ability of the parties to protect their communications and other

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reviewed materials under the attorney client privilege, the Company shall, and shall direct its counsel to, execute and deliver to Investor Counsel and its clients such an agreement in form and substance reasonably acceptable to Investor Counsel. In the event that one or more of the other party or parties to such transactions require the clients of Investor Counsel to enter into a confidentiality agreement and/or joint defense agreement in order to receive such information, then the Company shall share whatever information can be shared without entry into such agreement and shall, at the same time, in good faith work expeditiously to enable Investor Counsel and its clients to negotiate and enter into the appropriate agreement(s) without undue burden to the clients of Investor Counsel.

5.8    Right to Conduct Activities. The Company hereby agrees and acknowledges that Hillhouse, ARCH, Omega, Clough Capital Partners L.P., Samsara BioCapital, L.P. and their respective Affiliates are professional venture capital or similar investment funds (collectively, the “Funds”), and as such invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as may be conducted in the future). The parties agree that no Fund or any Fund Affiliate investment fund or any of their Affiliates, or any of their or their Affiliates’ partners, officers or representatives, in his, her or its capacity as such, which manage or advise any such investment funds, shall be considered a Competitor of the Company solely as a result of such investment, management or advisory activities for purposes of this Agreement, and the Company agrees that, to the extent permitted under applicable law, neither the Funds nor their Affiliates shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by a Fund or any of their Affiliates in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of a Fund or Fund Affiliate to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Funds from liability associated with the unauthorized use or disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

5.9    Tax Reporting. The Company will comply with any obligation imposed on the Company to make any filing (including any filing on Internal Revenue Service Form 5471) as a result of any interest that the Company holds in a non-U.S. Person or any activities that the Company conducts outside of the U.S. and shall include in such filing any information necessary to obviate (to the extent possible) any similar obligation to which any shareholder would otherwise be subject with respect to such interest or such activity. The Company shall reasonably promptly provide each Investor with a copy of any such filing.

5.10    Amendment of Certificate of Incorporation. To the extent that on the 120-day anniversary of the date hereof, the number of issued and outstanding shares of Series B Preferred Stock is less than the number of authorized shares of Series B Preferred Stock as set forth in the Certificate of Incorporation, the Company shall amend, and the parties hereto hereby consents to the amendment of, the Certificate of Incorporation to reduce the number of authorized shares of Series B Preferred Stock as set forth in the Certificate of Incorporation to equal the number of issued and outstanding shares of Series B Preferred Stock.

5.11    Side Agreement. If the Company provides any other existing or prospective stockholder of the Company other than Hillhouse any rights, privileges, preferences or other terms that are more favorable than, or in addition to, the rights, privileges, preferences or terms herein or in the other Transaction Agreements (as defined in the Purchase Agreement) or Certificate of Incorporation, the Company shall promptly, and in any event within three (3) business days, disclose such rights, privileges,

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preferences or terms to Hillhouse, and, if so requested by Hillhouse, provide any such rights, privileges, preferences or terms to Hillhouse; provided that the foregoing provisions of this Subsection 5.11 shall not apply to rights, privileges, preferences or terms granted to purchasers of any additional class or series of capital stock of the Company that is senior to, and has an Original Issue Price (as defined in the Certificate of Incorporation) higher than that of, the Series B Preferred Stock.

5.12    Termination of Covenants . The covenants set forth in this Section 5, except for Subsections 5.6 through 5.10 shall terminate and be of no further force or effect (i) immediately before the consummation of the Qualified IPO, as such term is defined in the Company’s Certificate of Incorporation, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, whichever event occurs first.

6.    Miscellaneous.

6.1    Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 5,000,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2    Governing Law. This Agreement shall be governed by the internal law of the State of Delaware.

6.3    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4    Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

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6.5    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company or to such email address or physical address as subsequently modified by written notice given in accordance with this Subsection 6.5. If notice is given to the Company, a copy shall also be sent to Latham & Watkins LLP, 12670 High Bluff Drive, San Diego, CA 92130; Attn: Matthew T. Bush; Phone: (858) 523-3962; email: matt.bush@lw.com, and if notice is given to the Purchasers, a copy shall also be sent to Goodwin Procter LLP, The New York Times Building, Suite 2801, One Exchange Square, 8 Connaught Place, Central, Hong Kong; Attn: Yash Rana; Phone: +852 3658 5300; Email: YRana@goodwinlaw.com; and Proskauer Rose LLP, One International Place, Boston, MA 02110; Attn: Ori Solomon; Phone: (617) 526-9889; email: osolomon@proskauer.com.

6.6    Amendments and Waivers.

(a)    Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least sixty-five percent (65%) of the Preferred Stock (voting together as a single class and on an as-converted basis); provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.

(b)    Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor or LPE II without the written consent of such Investor or LPE II (as applicable), unless such amendment, termination, or waiver applies to all Investors and LPE II (if applicable) and no obligation or right of any Investor or LPE II (if applicable) is adversely affected in a manner different than the other Investors; provided, that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors and LPE II if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction, provided further, however, that no Investor that consented to such waiver shall be permitted (and the Company shall not permit any such Investor) to purchase securities in such transaction, unless LPE II is offered the right to participate in such transaction on a pro rata basis with such Investors based on the actual amount of securities purchased (such that the amount of securities offered to LPE II is at least the product of (x) the aggregate amount of such applicable securities purchased by all such Investors and (y) LPE II’s as-converted to Common Stock holdings divided by such Investors’ aggregate as-converted to Common Stock holdings), it being agreed that such right may be offered subsequent to the initial closing of any such transaction, so long as LPE II shall be given no less than 20 calendar days following the earlier of receipt of the Offer Notice or a notice containing substantially the same information as an Offer Notice to elect to exercise such participation right.

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(c)    Further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of the Key Holders hereunder in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of the Investors hereunder, without also the written consent of the holders of at least a majority of the Registrable Securities held by the Key Holders.

(d)    The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(e)    Notwithstanding anything herein to the contrary (i) except with respect to a waiver entered into in compliance with Section 6.6(b) above, Section 4, including the definition of “Preemptive Rights Holder” thereunder, shall not be amended or waived in a manner that denies LPE II the right to participate in future financing rounds in substantially the same manner set forth herein without the written consent of LPE II so long as it holds at least 4,955,752 shares of capital stock of the Company (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification), (ii) Section 6.6(e)(i) and this Section 6.6(e)(ii) shall not be amended or waived without the written consent of LPE II so long as it holds at least 4,955,752 shares of capital stock of the Company (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification), (iii) the third to last sentence of Subsection 5.5 shall not be amended or waived without the written consent of ARCH so long as it remains entitled to designate at least one (1) Series A Director pursuant to the Voting Agreement, (iv) the penultimate sentence of Subsection 5.5 shall not be amended or waived without the written consent of Omega so long as it remains entitled to designate at least one (1) Series A Director pursuant to the Voting Agreement, and (v) the last sentence of Subsection 5.5 shall not be amended or waived without the written consent of Hillhouse so long as it remains entitled to designate at least one (1) Series B Director pursuant to the Voting Agreement.

6.7    Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8    Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9    Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series B Preferred Stock after the date hereof, any purchaser of such shares of Series B Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

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6.10    Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

6.11    Dispute Resolution. Any unresolved controversy or claim arising out of or relating to this Agreement, except as (i) otherwise provided in this Agreement, or (ii) any such controversies or claims arising out of the Company’s intellectual property rights for which a provisional remedy or equitable relief is sought, shall be submitted to arbitration by one arbitrator mutually agreed upon by the parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement and who is chosen by the AAA. The arbitration shall take place in San Diego, California, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses, and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the Delaware Code of Civil Procedure, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. Each party will bear its own costs in respect of any disputes arising under this Agreement. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware.

6.12    Waiver of Jury Trial: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.13    Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.14    Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary

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information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

6.15    Amendment and Restatement of Prior Agreement; Waiver of Right of First Offer. Upon execution of this Agreement by the Company and Existing Investors holding at least sixty percent (60%) of the Registrable Securities under the Prior Agreement, the Prior Agreement shall thereafter be of no further force and effect and is hereby amended in its entirety and restated herein, and all provisions of rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect including, without limitation, all rights of first offer and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

GOSSAMER BIO, INC.

By:	/s/ Faheem Hasnain
Name: Faheem Hasnain
Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS AND INVESTORS:

HASNAIN REVOCABLE TRUST

By:	/s/ Faheem Hasnain
Name: Faheem Hasnain
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS AND INVESTORS:

JORDAN Y. COHEN AND SHEILA K. GUJRATHI LIVING TRUST

By:	/s/ Sheila Gujrathi
Name: Sheila Gujrathi
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

MYLES J. HASNAIN IRREVOCABLE TRUST NUMBER ONE, DATED MARCH 8, 2017

By:	/s/ Eric Weitzen
Name: Eric I. Weitzen
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

AARON D. HASNAIN IRREVOCABLE TRUST NUMBER ONE, DATED MARCH 8, 2017

By:	/s/ Eric Weitzen
Name: Eric I. Weitzen
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

JADEN K. COHEN IRREVOCABLE TRUST NUMBER 1, DATED NOVEMBER 7, 2017

By:	/s/ Sunil Gujrathi
Name: Sunil Gujrathi
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

SORREL K. COHEN IRREVOCABLE TRUST NUMBER 1, DATED NOVEMBER 7, 2017

By:	/s/ Sunil Gujrathi
Name: Sunil Gujrathi
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

HH GOSS HOLDINGS LLC

By:	/s/ Colm O’Connell
Name: Colm O’Connell
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

OMEGA FUND V, L.P.

By: Omega Fund V GP, L.P., its General Partner

By: Omega Fund V GP Manager, Ltd., its General Partner

By:	/s/ Richard Lim
Name: Richard Lim
Title: Director

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ARCH Venture Fund IX, L.P.

ARCH Venture Fund IX Overage, L.P.

ARCH Venture Fund IX, L.P. By: ARCH Venture Partners IX, L.P. Its: General Partner By: ARCH Venture Partners IX, LLC Its: General Partner

/s/ Mark McDonnell
By: Managing Director
Name: Mark McDonnell

ARCH Venture Fund IX Overage, L.P. By: ARCH Venture Partners IX Overage, L.P. Its: General Partner By: ARCH Venture Partners IX, LLC Its: General Partner

/s/ Mark McDonnell
By: Managing Director
Name: Mark McDonnell

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

PLATINUM FALCON B 2018 RSC LTD

By:	/s/ Humaid Bin Butti Bin Humaid Bin Bishr AlMarri
Name: Humaid Bin Butti Bin Humaid Bin Bishr AlMarri
Title: Authorised Signatory

By:	/s/ Ahmed Mohamed Ghubash Saeed AlMarri
Name: Ahmed Mohamed Ghubash Saeed AlMarri
Title: Authorised Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ARTAL INTERNATIONAL S.C.A.

By:	Artal International Management S.A.
Its Managing Partner

By:	/s/ Anne Goffard
Name: Anne Goffard
Title: Managing Director

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS A-3, L.L.C.

By:	Baupost Limited Partnership 1983 A-1,
its sole member

By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory A. Ciongoli
Title: Partner

BAUPOST PRIVATE INVESTMENTS B-3, L.L.C.

By:	Baupost Limited Partnership 1983 B-1,
its sole member

By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory A. Ciongoli
Title: Partner

BAUPOST PRIVATE INVESTMENTS C-3, L.L.C.

By:	Baupost Limited Partnership 1983 C-1,
its sole member

By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory A. Ciongoli
Title: Partner

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

BAUPOST PRIVATE INVESTMENTS H-3, L.L.C.

By:	HB Institutional Limited Partnership,
its sole member

By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory A. Ciongoli
Title: Partner

BAUPOST PRIVATE INVESTMENTS P-3, L.L.C.

By:	PB Institutional Limited Partnership,
its sole member

By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory A. Ciongoli
Title: Partner

BAUPOST PRIVATE INVESTMENTS Y-3, L.L.C.

By:	YB Institutional Limited Partnership,
its sole member

By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory A. Ciongoli
Title: Partner

BAUPOST PRIVATE INVESTMENTS BVI-3, L.L.C.

By:	Baupost Value Partners, L.P.-I,
its sole member

By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory A. Ciongoli
Title: Partner

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

BAUPOST PRIVATE INVESTMENTS BVII-3, L.L.C.

By:	Baupost Value Partners, L.P.-II,
its sole member

By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory A. Ciongoli
Title: Partner

BAUPOST PRIVATE INVESTMENTS BVIII-3, L.L.C.

By:	Baupost Value Partners, L.P.-III,
its sole member

By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory A. Ciongoli
Title: Partner

BAUPOST PRIVATE INVESTMENTS BVIV-3, L.L.C.

By:	Baupost Value Partners, L.P.-IV,
its sole member

By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory A. Ciongoli
Title: Partner

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FAR REACH PTE. LTD.

By:	/s/ Yuan Sun
Name: Yuan Sun
Title: Director

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

POLARIS PARTNERS VIII, L.P.
for Itself and as Nominee for

POLARIS ENTREPRENEURS’ FUND VIII, L.P.

By:	Polaris Partners GP VIII, L.L.C., its General Partner

By:	/s/ Max Eisenberg
Name: Max Eisenberg
Title: Attorney-in-fact

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BAY CITY CAPITAL GF XINDE INTERNATIONAL LIFE SCIENCES USD FUND, L.P.

By:	Bay City Capital Gf XINDE Investment Management Co.
Its General Partner

By:	/s/ Fred Craves
Name: Fred Craves
Title: Director

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ECOR1 CAPITAL FUND, L.P.

By:	EcoR1 Capital, LLC, its General Partner

	By:	/s/ Oleg Nodelman
Name: Oleg Nodelman
Title Managing Director

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ECOR1 CAPITAL FUND QUALIFIED, L.P.

By:	EcoR1 Capital, LLC, its General Partner

	By:	/s/ Oleg Nodelman
Name: Oleg Nodelman
Title: Managing Director

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member of the GP

CORMORANT PRIVATE HEALTHCARE FUND 1, LP

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member of the GP

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ALEXANDRIA VENTURE INVESTMENTS, LLC,
a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, INC.,
a Maryland corporation, managing member

By:	/s/ Aaron Jacobson
Name: Aaron Jacobson
Title: VP – Corporate Counsel

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

PIVOTAL ALPHA LIMITED

By:	/s/ Sun Txintong & Tank Chun Wai Nelson
Name: Sun Xintong & Tank Chun Wai Nelson
Title: Directors

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SAMSARA BIOCAPITAL, L.P.

By: Samsara BioCapital GP, LLC, General Partner

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju, MD, PhD
Title: Managing Member

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CITADEL MULTI-STRATEGY EQUITIES MASTER FUND LTD.

By: Citadel Advisors LLC, its portfolio manager

By:	/s/ Noah Goldberg
Name: Noah Goldberg
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CLOUGH HEALTHCARE MASTER FUND, L.P.
By: Clough Capital Partners L.P., its investment adviser

By:	/s/ Daniel J. Gillis
Name: Daniel J. Gillis
Title: Chief Compliance Officer

CLOUGH GLOBAL EQUITY FUND
By: Clough Capital Partners L.P., its investment adviser

By:	/s/ Daniel J. Gillis
Name: Daniel J. Gillis
Title: Chief Compliance Officer

By: Clough Capital Partners L.P., its investment adviser

By:	/s/ Daniel J. Gillis
Name: Daniel J. Gillis
Title: Chief Compliance Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MARSHFIELD ADVISERS, LLC

By:	/s/ Scott Carman
Name: Scott Carman
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

THE MILLPOND TRUST

By:	/s/ Robert F. Raucci
Name: Robert F. Raucci
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ALTITUDE LIFE SCIENCE VENTURES FUND II, L.P.

By: Altitude Life Science Ventures Fund II, LLC, its General Partner

By:	/s/ David Maki
Name: David Maki
Title: Managing Member

ALTITUDE LIFE SCIENCE VENTURES SIDE FUND II, L.P.

By: Altitude Life Science Ventures Fund II, LLC, its General Partner

By:	/s/ David Maki
Name: David Maki
Title: Managing Member

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MONASHEE CAPITAL MASTER FUND L.P.

By:	/s/ Jeff Muller
Name: Jeff Muller
Title: CCO

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

AJL INVESTMENTS, LLC

By:	/s/ Steven R. Altman
Name: Steven R. Altman
Title: Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

PTOLEMY CAPITAL, LLC

By:	Ortelius, LLC
Its:	Managing Member

By:	/s/ Mitch Otolski
Name: Mitch Otolski
Title: Agent

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

LEERINK HOLDINGS LLC

By:	/s/ Joseph R. Gentile
Name: Joseph R. Gentile
Title: Manager

LEERINK PARTNERS CO-INVESTMENT FUND, LLC

By:	/s/ Joseph R. Gentile
Name: Joseph R. Gentile
Title: Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JEANETTE AND ULF SAMUELSSON

/s/ Jeanette Samuelsson
Jeanette Samuelsson

/s/ Ulf Samuelsson
Ulf Samuelsson

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

THEODORE SHARP LIGETY

/s/ Theodore Sharp Ligety

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FRED COUPLES

/s/ O. Lynn Roach, Jr., Power-of-Attorney for Fred Couples
O. Lynn Roach, Jr., Power-of-Attorney
For Fred Couples

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JOEL AND ELIZABETH QUENNEVILLE

/s/ Joel Quenneville
Joel Quenneville

/s/ Elizabeth Quenneville
Elizabeth Quenneville

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

KOTPIL CORPORATION

By:	/s/ Mark Liptok
Name: Mark Liptok
Title: President

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

STEVEN HENRY ZACK

/s/ Steven Henry Zack

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

DANIEL GIRAUDO

/s/ Daniel Giraudo

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

TENACITY HOLDINGS LIMITED

By:	/s/ George Machan
Name: George Machan
Title: Director

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

HILL N DALE OF KENTUCKY, INC.

By:	/s/ John G. Sikura
Name: John G. Sikura
Title: President

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ANGIE VASSAR

/s/ Angie Vassar

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

OPITECK TRUST DATED NOVEMBER 3, 2015

By:	/s/ Nancy-Anne Opiteck
Name: Nancy-Anne Opiteck
Title: Trustee of the Family Trust Dated Nov. 3, 2015

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

OPITECK TRUST DATED NOVEMBER 3, 2015

By:	/s/ Gregory J. Opiteck
Name: Gregory J. Opiteck
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

NIHAR MAHENDRA BHAKTA

/s/ Nihar Mahendra Bhakta

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BRYAN GIRAUDO

/s/ Bryan Giraudo

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

WAAGE TRUST DATED JUNE 11, 2008

By:	/s/Christian Waage
Name: Christian Waage
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

PATRICK HAUPT

/s/ Patrick Haupt

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

LARRY ZISMAN

/s/ Larry Zisman

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

AMY WOO AND MATTHEW RICHARD

/s/ Amy Woo

/s/ Matthew Richard

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MCCAFFREY FAMILY TRUST

By:	/s/ Ramona McCaffrey
Name: Ramona McCaffrey
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JAMES EVAN BELCHER

/s/ James Evan Belcher

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JEFF BOERNEKE

/s/ Jeff Boerneke

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JILL HOWE AND RODNEY HOWE

/s/ Jill Howe
Jill Howe

/s/ Rodney Howe
Rodney Howe

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

TENBROECK-MEAD FAMILY TRUST

By:	/s/ Tonya Mead
Name: Tonya Mead
Title: Trustee

By:	/s/ Craig TenBroeck
Name: Craig TenBroeck
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

RICHARD ARANDA

/s/ Richard Aranda

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

HECTOR ORTEGA

/s/ Hector Ortega

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

DEANNA WEBER

/s/ Deanna Weber

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

WILLIAM A. AND DEANNA M. FLOETER 2000

By:	/s/ William A. Floeter
Name: William A. Floeter
Title: Trustee

By:	/s/ Deanna M. Floeter
Name: Deanna M. Floeter
Title: Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

SCHEDULE A

INVESTORS

HH Goss Holdings LLC

Address: Suite 2202, 22nd Floor

Two International Finance Centre

8 Finance Street

Central, Hong Kong

Attn: Michael Yi / Ting Jia

Email: myi@hillhousecap.com; ting.jia@hhresearch.com

With a copy to: Adam Hornung

Email: Legal@hillhousecap.com

With a mandatory copy, which shall not constitute notice, to:

Goodwin Procter

One Exchange Square

Suite 2801, 8 Connaught Place

Central, Hong Kong

Attn: Yash Rana

Phone: +852 3658 5353

Email: yrana@goodwinlaw.com

ARCH VENTURE FUND IX, L.P.

c/o ARCH Venture Partners

8755 W. Higgins Road, Suite 1025

Chicago, IL 60631

Attn: Mark McDonnell

Phone: (773) 380-6600

Email: mmcdonnell@archventure.com

With a mandatory copy, which shall not constitute notice, to:

Proskauer Rose LLP

One International Place

Boston, MA 02110

Attn: Ori Solomon

Phone: (617) 526-9889

Email: osolomon@proskauer.com

ARCH VENTURE FUND IX OVERAGE, L.P.

c/o ARCH Venture Partners

8755 W. Higgins Road, Suite 1025

Chicago, IL 60631

Attn: Mark McDonnell

Phone: (773) 380-6600

Email: mmcdonnell@archventure.com

With a mandatory copy, which shall not constitute notice, to:

Proskauer Rose LLP

One International Place

Boston, MA 02110

Attn: Ori Solomon

Phone: (617) 526-9889

Email: osolomon@proskauer.com

OMEGA FUND V, L.P.

185 Dartmouth Street, Suite 502

Boston, MA 02116

ALTITUDE LIFE SCIENCE VENTURES FUND II, L.P.

ALTITUDE LIFE SCIENCE VENTURES SIDE FUND II, L.P.

1014 Market St, Suite 200

Kirkland, WA 98033

Attn: David Maki

Email: dmaki@altitudelsv.com

GREGG ALAN TIMONY

7333 Calle Pera

Carlsbad, CA 92009

Email: gtimony@gossamerbio.com

NIHAR MAHENDRA BHAKTA

3430 Sitio Sandia

Carlsbad, CA 92009

Email: nbhakta@gossamerbio.com

AMY WOO

13522 Cielo Ranch Road

San Diego, CA 92130

Email: awoo@gossamerbio.com

ROWBOTTOM MOORJANI TRUST DATED AUGUST 8, 2011

8389 Reagan Glen

San Diego, CA 92127

Email: mrowbottom@gossamerbio.com

Email: nisha.moorjani@gmail.com

ECOR1 CAPITAL FUND, L.P.

409 Illinois Street

San Francisco, CA 94158

Email: oleg@ecor1cap.com; sarah@ecor1cap.com; eco@agilefs.com

ECOR1 CAPITAL FUND QUALIFIED, L.P.

409 Illinois Street

San Francisco, CA 94158

Email: oleg@ecor1cap.com; sarah@ecor1cap.com; eco@agilefs.com

CARYN LORRAINE PETERSON

710 Neptune Avenue

Encinitas, CA 92024

Email: caryn@dsc-associates.com

JILL AND RODNEY HOWE

414 Vars Way

Alpine, CA 91901

Email: jhowe@gossamerbio.com; jill.rodney1@cox.net

AJAY K. GUPTA AND SILVIA S. GUPTA FAMILY TRUST U/A DTD 5/25/2007

c/o Ajay K. Gupta, Trustee

4551 Rancho Del Mar Trail

San Diego, CA 92130

Email: gupta@thinkingbeyond.com

FRANKLIN M. BERGER

257 Park Avenue South

15th Floor

New York, NY 10010

Email: franklin@fmb-research.com

MARCUS AND KIMBERLEY BOEHM

2811 Maple St

San Diego, CA 92104

Email: mfboehm@gmail.com; skphillipsboehm@gmail.com

BROOKS WONG FAMILY TRUST

Attn: Jennifer Brooks, Trustee

1352 Ahlrich Ave.

Encinitas, CA 92024

Email: jbrooks@gossamerbio.com

ALEXANDRIA VENTURE INVESTMENTS, LLC

385 E. Colorado Blvd., Suite 299

Pasadena, CA 91101

Email: jkabakoff@are.com; investments@are.com; msmith@are.com

KASIBHATLA TRUST DATED AUGUST 5, 2003

13073 Dressage Lane

San Diego, CA 92130

Email: skasibhatl@aol.com; skasibhatla@gossamerbio.com

RAHD CAPITAL, LLC

477 N. Lindbergh Blvd, Ste. 200

St. Louis, MO 63141

Email: rheyman@heymanbiotech.com; PVogel@argosfamilyoffice;

HButkovich@argoscapitalpartners.com

THE MARK K. STEPHENSON AND CHRYSA MINEO FAMILY TRUST

2624 Ellentown Road

La Jolla, CA, 92037

Email: mineochrysa@gmail.com

G&H PARTNERS

c/o Stefan J. Palmer Jr.

1200 Seaport Blvd.

Redwood City, CA 94063

Email: spalmer@gunder.com; jengerman@gunder.com

HEATHER D. SMITH

14012 Sycamore Ave.

Poway, CA 92064

Email: hsmith@gossamerbio.com

THE ROWLINGS FAMILY TRUST, DATED 7/19/2001

Colin E. Rowlings and Weiping Xu, Trustees

5484 Shannon Ridge Lane

San Diego CA 92130

Email: crowlings@gossamerbio.com

GE LI AND NING ZHAO

185 Regency Park

1883 Nong Hua Mu Road

Pudong, Shanghai 201204

China

Email: geli@wuxiapptec.com and zhao_ning@wuxiapptec.com

RICHARD ARANDA OR MARLENE ARANDA, TRUSTEES OF THE ARANDA TRUST DATED NOVEMBER 4, 2015

16329 Santa Cristobal Street

San Diego, CA 92127

Email: raranda@gossamerbio.com

THE RASTETTER FAMILY TRUST

P.O. Box 1401

Rancho Santa Fe, CA 92067

Email: whrmgr@gmail.com

KEITH LENDEN

289 Arundel Road

San Carlos, CA 94070

Email: keith.lenden@gmail.com

JAYNE E. HASTEDT AND JAMSHED B. GHANDHI

777 Knoll Drive

San Carlos, CA 94017

Email: jayne@jdppharma.com and jamshedg@gmail.com

2004 RUCK FAMILY TRUST

LATHAM & WATKINS LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626-1925

Email: charles.ruck@lw.com

CHESTON J. LARSON

c/o Latham & Watkins LLP

12670 High Bluff Drive

San Diego, CA 92130

Email: Cheston.Larson@lw.com

VP COMPANY INVESTMENTS 2016, LLC

555 W. Fifth Street

Los Angeles, CA 90013-1010

Email: Nathan.Cho@lw.com and

Investment.Administration@lw.com

ZISMAN FAMILY TRUST

c/o Harold Elish, UBS

1285 Avenue of the Americas, 18th Floor

New York, NY 10019

Email: lzisman@gossamerbio.com

MATTHEW T. BUSH

c/o Latham & Watkins LLP

12670 High Bluff Drive

San Diego, CA 92130

Email: Matt.Bush@lw.com

R. SCOTT SHEAN

c/o Latham & Watkins LLP

650 Town Center Drive

20th Floor

Costa Mesa, CA 92626-1925

Email: scott.shean@lw.com

CHINOWSKY FAMILY TRUST, DATED AUGUST 1, 2014

c/o Latham & Watkins LLP

12670 High Bluff Drive

San Diego, CA 92130

Email: Steven.Chinowsky@lw.com

THOMAS ORAN DANIEL LIVING TRUST

PO Box 927929

San Diego, CA 92192

Email: tomdaniel.md@gmail.com

BOND ROAD PARTNERS LLC

Email: anashat@polarispartners.com

HASNAIN REVOCABLE TRUST

4840 Rancho Del Mar Trail

San Diego, CA 92130

Email: fhasnain@gossamerbio.com

JORDAN Y. COHEN AND SHEILA K. GUJRATHI LIVING TRUST

P.O. Box 1395

Rancho Santa Fe, CA 92067

Email: sgujrathi@gossamerbio.com

BRYAN GIRAUDO

2744 Steiner St

San Francisco CA 94123

Email: bgiraudo@gossamerbio.com

DANIEL GIRAUDO

46 Presidio Ave

San Francisco CA 94115

Email: dan@giraudobakeries.com

ARTAL INTERNATIONAL S.C.A.

By: Artal International Management S.A.

Its Managing Partner

44, rue de la Vallée

L 2661 Luxembourg

Attn: Anne Goffard

With copy to:

The Invus Group, LLC

750 Lexington Avenue

New York, NY 10022

Attn: Philippe Amouyal

Email: pa@Invus.com

BAUPOST PRIVATE INVESTMENTS A-3, L.L.C.

BAUPOST PRIVATE INVESTMENTS B-3, L.L.C.

BAUPOST PRIVATE INVESTMENTS C-3, L.L.C.

BAUPOST PRIVATE INVESTMENTS H-3, L.L.C.

BAUPOST PRIVATE INVESTMENTS P-3, L.L.C.

BAUPOST PRIVATE INVESTMENTS Y-3, L.L.C.

BAUPOST PRIVATE INVESTMENTS BVI-3, L.L.C.

BAUPOST PRIVATE INVESTMENTS BVII-3, L.L.C.

BAUPOST PRIVATE INVESTMENTS BVIII-3, L.L.C.

BAUPOST PRIVATE INVESTMENTS BVIV-3, L.L.C.

10 St. James Ave., Suite 1700

Boston, MA 02116

Tel: 1.617.988.4872

Email: gac@baupost.com

FAR REACH PTE. LTD.

Rm2865, 28F, AIA Central

1 Connaught Road Central,

Hong Kong

Michael Chuang

Email: michael.chuang@sironacap.com

POLARIS PARTNERS VIII, L.P.

One Marina Park Drive

10th Floor

Boston, MA 02210

Attn: Amir Nashat

Email: anashat@polarispartners.com

BAY CITY CAPITAL GF XINDE INTERNATIONAL LIFE SCIENCES USD FUND, L.P.

750 Battery Street, Suite 400

San Francisco, CA 94111

Attn: Naheed Misfeldt

Email: naheed@baycitycapital.com

ECOR1 CAPITAL FUND, L.P.

ECOR1 CAPITAL FUND QUALIFIED, L.P.

409 Illinois Street

San Francisco, CA 94158

Attn: Oleg Nodelman, Managing Director

Email: oleg@ecor1cap.com

CORMORANT PRIVATE HEALTHCARE FUND I, LP

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

200 Clarendon Street, 52nd Floor

Boston, MA 02116

Attn: Jay Scollins

Email: scollins@comorant-asset.com

ALEXANDRIA VENTURE INVESTMENTS, LLC, a Delaware limited liability company

385 E. Colorado Blvd., Suite 299

Pasadena, CA 91101

Aaron Jacobson, VP – Corporate Counsel

Jonathan Kabakoff

Email: jkabakoff@are.com

PIVOTAL ALPHA LIMITED

c/o 23/F Nan Fung Tower

88 Connaught Road C

Central, Hong Kong

Attn: Terence LamEmail: psupport@nftcapital.com, pe@nftcapital.com, terence.lam@nftcapital.com

SAMSARA BIOCAPITAL, L.P.

628 Middlefield Road

Palo Alto, CA 94301

Attn: Srinivas Akkaraju, MD, PhD, Managing Member

Email: srini@samsaracap.com

CITADEL MULTI-STRATEGY EQUITIES MASTER FUND LTD.

Attn: Noah Goldberg, Authorized Signatory

Email: noah.goldberg@citadel.com

CLOUGH HEALTHCARE MASTER FUND, L.P.

CLOUGH GLOBAL EQUITY FUND

CLOUGH GLOBAL OPPORTUNITIES FUND

c/o Clough Capital Partners L.P.

One Post Office Square, 40th Floor

Boston, MA 02109

Attn: Daniel J. Gillis, Chief Compliance Officer

Email: MHearle@cloughcapital.com

MARSHFIELD ADVISERS, LLC

60 East South Temple Street, Suite 400

Salt Lake City, UT 84111

Attn: Scott Carman, Head of Private Equity

Telephone: 801.715.0146

Email:

THE MILLPOND TRUST

c/o Robert F. Raucci

505 Park Avenue, 10th Floor

New York, NY 10022

Email: RFR@forthmanagement.com

MONASHEE CAPITAL MASTER FUND L.P.

c/o Monashee Investment Management LLC

125 High Street, 28th Floor

Boston, MA 02110

Attn: Jeff Muller

Email: tom@monasheecap.com

AJL INVESTMENTS, LLC

1250 Prospect Street, Suite 200

La Jolla CA 92037

Attn: Steven R. Altman

Phone: 619-787-0228

Email: steve@ajlinvestments.com

PTOLEMY CAPITAL, LLC

1250 Prospect Street, Suite 200

La Jolla, CA 92037

Email: mitch@fsinvestors.com

LEERINK HOLDINGS LLC

LEERINK PARTNERS CO-INVESTMENT FUND, LLC

One Federal Street, 37th Floor

Boston, MA 02110

Attn: General Counsel

Email: Stuart.Nayman@leerink.com

JEANETTE AND ULF SAMUELSSON

6783 Onyx Place

Carlsbad, CA 92009

Email: ulfs5@hotmail.com

THEODORE SHARP LIGETY

P.O. Box 969

Park City, UT 84060

Email: tligety1@yahoo.com

FRED COUPLES

O. Lynn Roach, Jr. (Power-of-Attorney)

Players Group Inc.

1851 Alexander Bell Dr.

Suite 410

Reston, Virginia 20191

Phone 703 476-1717

Fax 703 476-7816

Email: Lroach@playersgroupinc.com

JOEL AND ELIZABETH QUENNEVILLE

650 S. Oak Street

Hinsdale, IL 60521

Email: jcoachq@aol.com

KOTPIL CORPORATION

5-1400 Cornwall Road

Oakville, Ontario, Canada L6J 7W5

Attn: Mark Liptok

Phone: 905 829 9480

Email: Mliptok@centralts.com

STEVEN HENRY ZACK

18 Old Cottage Place

Kitchener, Ontario, Canada

N2K4K2

Email: shzack12@gmail.com

TENACITY HOLDINGS LIMITED

PO Box 36 Sommerville House Phillips Street

St Helier Jersey JE4 9NU Channel Islands

Authorized Signatory:

George Machan

Trevor Robinson

Paul Baudet

Tel: (44-1534) 824000

Fax: (44-1534) 824010

Email: verite@verite.co.je

HILL N DALE OF KENTUCKY, INC.

640 N Yarnallton

Lexington, KY 40511

Attn: John G. Sikura, President

Email: Jsikura@hillndalefarms.com

ANGIE VASSAR

11199 Morning Creek Drive, South

San Diego, CA 92128

Email:

OPITECK TRUST DATED NOVEMBER 3, 2015

5215 Caminito Exquisito

San Diego, CA 92130

Email: gopiteck@gossamerbio.com

WAAGE TRUST DATED JUNE 11, 2008

1035 Stratford Ct.

Del Mar, CA 92014

Email: cwaage@gossamerbio.com

PATRICK HAUPT

7134 Sitio Destino

Carlsbad, CA 92009

Email: phaupt@gossamerbio.com

LARRY ZISMAN

c/o Harold Elish

1285 Avenue of the Americas, 18th Floor

New York, NY 10019

Email: lzisman@gossamerbio.com

AMY WOO AND MATTHEW RICHARD

13522 Cielo Ranch Road

San Diego, CA 92130

Email: awoo@gossamerbio.com

MCCAFFREY FAMILY TRUST

4944 Cass Street, Unit 706

San Diego, CA 92109

Email: rmccaffrey@gossamerbio.com

JAMES EVAN BELCHER

2040 Columbia St., Apt #506

San Diego, CA, 92101

Email: ebelcher@gossamerbio.com

JEFFREY BOERNEKE

463 Bay Meadows Way

Solana Beach, CA 92075

Email: jboerneke@gossamerbio.com

JILL HOWE AND RODNEY HOWE

414 Vars Way

Alpine, CA 91901

Phone:

Email:

TENBROECK-MEAD FAMILY TRUST

15695 Corte Raposo

San Diego, CA 92127

Email: tmead@gossamerbio.com

RICHARD ARANDA

16329 Santa Cristobal Street

San Diego, CA 92127

Email: raranda@gossamerbio.com

HECTOR ORTEGA

Email: hortega@gossamerbio.com

DEANNA WEBER

7365 Rondel Court

San Diego, CA 92119

Email: dweber@gossamerbio.com

WILLIAM A. AND DEANNA M. FLOETER 2000 TRUST

10513 Corte Jardin Del Mar

San Diego, CA 92130

Email: dfloeter@gossamerbio.com

SCHEDULE B

KEY HOLDERS

HASNAIN REVOCABLE TRUST

4840 Rancho Del Mar Trail

San Diego, CA 92130

JORDAN Y. COHEN AND SHEILA K. GUJRATHI LIVING TRUST

P.O. Box 1395

Rancho Santa Fe, CA 92067

MYLES J. HASNAIN IRREVOCABLE TRUST NUMBER ONE, DATED MARCH 8, 2017

c/o Eric I. Weitzen, Esq.

Weitzen, Phillips & Weinberg LLP

12730 High Bluff Drive, Ste. 200

San Diego, CA 92130

Phone: 858-793-0300

Email: eric@weitzenphillips.com

AARON D. HASNAIN IRREVOCABLE TRUST NUMBER ONE, DATED MARCH 8, 2017

c/o Eric I. Weitzen, Esq.

Weitzen, Phillips & Weinberg LLP

12730 High Bluff Drive, Ste. 200

San Diego, CA 92130

Phone: 858-793-0300

Email: eric@weitzenphillips.com

JADEN K. COHEN IRREVOCABLE TRUST NUMBER 1, DATED NOVEMBER 7, 2017

c/o Sunil Gujrathi

11745 Glowing Sunset Ln.

Las Vegas, NV 89135

Email: sunilguj@gmail.com

SORREL K. COHEN IRREVOCABLE TRUST NUMBER 1, DATED NOVEMBER 7, 2017

c/o Sunil Gujrathi

11745 Glowing Sunset Ln.

Las Vegas, NV 89135

Email: sunilguj@gmail.com

LPE II

Hagasmari 3 201

Kopavogur Iceland

Email: sigurdur@islandssjodir.is; Richard.Nairn@bmogam.com